ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                    Emerging
                                   Growth Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

      Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

      Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
          LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

                              John Hancock Emerging
                                   Growth Fund

                 Early-year uncertainty marks small-cap stocks;
                      late-period comeback breeds optimism

Small-company growth stocks posted significant losses during much of the past year, although they staged a dramatic comeback in the final weeks of the period. Initially, they were beset by worries that the U.S. economy and corporate earnings would be damaged by economic and currency turmoil in Asia. As the period wore on, problems in Russia and Latin America exerted renewed pressure on small-company stocks. The small-cap market's most widely watched barometer -- the Russell 2000 Index -- fell roughly 28% from its peak in April through the end of September.

      The winds shifted in favor of small-company stocks, however, in early October. The Federal Reserve provided early relief by cutting interest rates on September 29. That rate cut, in combination with resurgent optimism about corporate earnings and a second rate cut in mid-October, helped set the stage for an impressive small-cap rally. The Russell 2000 Growth Index, which measures the performance of faster-growing small companies such as those the Fund targets, rose 22% from October 8 through October 31 as these companies handily outpaced their larger-company counterparts.

Performance and strategy review

Although we were disappointed that the small-cap market's nearly year-long struggle prevented us from posting positive returns over the past

"The winds shifted in favor of small-company stocks, however, in early October."


--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Emerging Growth Fund. Caption below reads "Fund management team members (l-r): "Anurag Pandit, Bernice Behar and Laura Allen."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Cognizant Technology Solutions 1.2%, the second is Metromedia Fiber Network 1.2%, the third Network Appliance 1.1%, the fourth Adelphia Communications 1.0% and the fifth Metzler Group 1.0%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

year, we take comfort from the fact that the Fund outpaced its benchmark and was able to perform in line with its peers during such a rocky period. For the year ended October 31, 1998, John Hancock Emerging Growth Fund's Class A and Class B shares posted total returns of -14.14% and -14.80%, respectively, at net asset value. Class C shares, which were launched on June 1, 1998, returned -12.83% from inception through October 31, 1998. The Fund's annual performance was only slightly behind the average small-cap fund's -13.76% for the year ended October 31, 1998, according to Lipper Analytical Services, Inc.,(1) while the Russell 2000 Growth Index returned -15.86%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

      Throughout the small-cap market's turmoil, we stuck to our investment discipline by focusing on companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management. This strategy has rewarded us in the past and we continue to believe it will do so over the longer term. Our adherence to this strategy means we'll occasionally hold on to the stock of a company with good long-term prospects even after it has suffered a short-term setback. That was the case with Premier Parks, the country's largest theme park operator. Attendance at the company's recently acquired Six Flags theme parks decreased early in the season, which company officials attributed to poor marketing by the previous owners. However, performance rebounded after attendance picked up at the Six Flags parks through the remainder of the season. Furthermore, the company is benefiting from the conversion of all its parks to the Six Flags brand. We were rewarded for our patience, as the stock has recently rebounded with the turn in business fundamentals.

Technology shifts

Our continued emphasis on fast-growing, well-managed market leaders has often led us to the technology sector. Initially our focus in the period was on computer hardware companies. But given the uncertain outlook for computer demand in light of a potentially slowing global economy, we shifted our technology focus to software and service companies. Our belief was that they would benefit from growing demand driven by corporations increasingly looking to them to help enhance productivity. Two of our favorites are Aspect Development, which provides software that allows manufacturers to manage relationships with suppliers, and Advent Software, which makes programs for financial analysis and other

"...we were able to buy very high-quality, once-big companies at bargain prices..."

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Linens 'N Things followed by an up arrow with the phrase "Expansion, strong consumer spending." The second listing is CBT Group followed by a down arrow with the phrase "Worse-than-expected earnings." The third listing is Novellus Systems followed by an up arrow with the phrase "Semiconductor demand firms." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 3% with -15% at the bottom and 0% at the top. The first bar represents the -14.14% Total return for John Hancock Emerging Growth Fund Class A. The second bar represents the -14.80% total return for John Hancock Emerging Growth Fund Class B. The third bar represents the -12.83%* total return for John Hancock Emerging Growth Fund Class C and the fourth bar represents the -13.76% total return for the Average small-cap fund. A note below the chart reads "Total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. *From inception June 1, 1998 through October 31, 1998."]
--------------------------------------------------------------------------------

applications. While those and other software holdings proved to be our best performers, another, CBT Group, was punished when it failed to beat Wall Street analysts' third-quarter earnings expectations, and we sold the stock. More recently, we again have added some hardware semiconductor companies, because we believe that the worst case scenario has already been factored into their prices. Our strategic moves among various technology sub-sectors throughout the year generally proved advantageous for the Fund's performance.

      We also remained committed to our retail holdings, which were quite strong during much of the year, helped along by consumer confidence that continued to hover near historic highs. Small-town retailer Hibbett Sporting Goods and houseware chain Linens `N Things were two of the Fund's best performers.

Recent additions

After the summer's market downturn, we were presented with an unusual opportunity: Many stocks that earlier in the year were considered large stocks had gotten beaten up so much by the end of the summer that they slid back into the small-cap category. As a result, we were able to buy very high-quality, once-big companies at bargain prices, such as natural food supermarket chain Whole Foods Market and semiconductor-equipment company Novellus Systems. We also added to our stake in business services companies, which we believe will prosper as companies continue to outsource many services that require a large amount of internal company resources. This group includes our largest holding, Cognizant Technology Solutions, which provides outsourcing of software development.

Outlook

We're upbeat about the prospects for small-company stocks. Lower interest rates should be a positive because small companies tend to depend on borrowed money to fund their future growth. Second, small-cap companies are offering growth rates well in excess of large companies. Not only do small caps provide better earnings growth rates, but they also remain relatively cheap in comparison to their large-company peers even after their recent run-up. We think these factors have contributed to the recent period of small-cap leadership. Although small-company stocks could still experience market volatility, we think they may be poised to outpace large companies for several years to come.

"...small-cap companies are offering growth rates well in excess of large companies."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Emerging Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                    SINCE
                                  ONE     FIVE    INCEPTION
                                 YEAR     YEARS    (8/22/91)
                                 ----     -----    ---------
Cumulative Total Returns       (27.94%)   52.76%    116.71%
Average Annual Total Returns   (27.94%)    8.84%     11.50%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                  ONE     FIVE       TEN
                                 YEAR     YEARS     YEARS
                                 ----     -----     -----
Cumulative Total Returns       (25.42%)   54.51%   292.57%
Average Annual Total Returns   (25.42%)    9.09%    14.65%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                  SINCE
                                                INCEPTION
                                                (6/1/98)
                                                --------
Cumulative Total Return                         (17.79%)
Average Annual Total Return                     (17.79%)(1)


Notes on Performance

(1)   Not annualized.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.-domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Emerging Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell 2000 Index and is equal to $24,386 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on September 22, 1991, before sales charge, and is equal to $23,976 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Emerging Growth Fund, after sales charge, and is equal to $22,781 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $19,407 as of October 31, 1998.

Line chart with the heading John Hancock Emerging Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on October 31, 1988, before sales charge, and is equal to $41,601 as of October 31, 1998. The second line represents the value of the Russell 2000 Index and is equal to $30,316 as of October 31, 1998. The third line represents the Russell 2000 Growth Index and is equal to $25,576 as of October 31, 1998.

Line chart with the heading John Hancock Emerging Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on June 1, 1998, before sales charge, and is equal to $8,717 as of October 31, 1998. The second line represents the value of the same hypothetical investment made in the John Hancock Emerging Growth Fund, after sales charge, and is equal to $8,629 as of October 31, 1998. The third line represents the Russell 2000 Index and is equal to $8,329 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $8,252 as of October 31, 1998.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common and preferred stocks
   (cost - $413,249,572) ....................................      $521,561,043
  Joint repurchase agreement (cost - $17,511,000) ...........        17,511,000
  Corporate savings account .................................               825
                                                                 --------------
                                                                    539,072,868
 Receivable for investments sold ............................         4,927,747
 Receivable for shares sold .................................           253,422
 Dividends receivable .......................................            14,775
 Interest receivable ........................................             5,267
 Other assets ...............................................           109,790
                                                                 --------------
             Total Assets ...................................       544,383,869
             ------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................         1,261,428
 Payable for shares repurchased .............................           299,152
 Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           533,314
 Accounts payable and accrued expenses ......................           130,134
                                                                 --------------
             Total Liabilities ..............................         2,224,028
             ------------------------------------------------------------------
Net Assets:
 Capital paid-in ............................................       418,795,300
 Accumulated realized gain on investments and
  foreign currency transactions .............................        15,098,024
 Net unrealized appreciation of investments .................       108,316,447
 Accumulated net investment loss ............................           (49,930)
                                                                 --------------
             Net Assets .....................................      $542,159,841
             ==================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $179,699,949/21,378,203 ..........................             $8.41
 ==============================================================================
 Class B - $361,992,293/46,363,294 ..........................             $7.81
 ==============================================================================
 Class C* - $467,599/59,895 .................................             $7.81
 ==============================================================================
Maximum Offering Price Per Share**
 Class A - ($8.41 x105.26%) .................................             $8.85
 ==============================================================================

*     Class C shares commenced operations on June 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding tax of $3,117) .......        $1,724,979
 Interest ...................................................           380,350
                                                                 --------------
                                                                      2,105,329
                                                                 --------------
 Expenses:
  Investment management fee - Note B ........................         4,728,134
  Distribution and service fee - Note B
   Class A ..................................................           495,114
   Class B ..................................................         4,156,923
   Class C ..................................................             1,158
  Transfer agent fee - Note B ...............................         1,486,014
  Custodian fee .............................................           268,172
  Registration and filing fees ..............................           136,863
  Financial services fee - Note B ...........................           105,162
  Printing ..................................................            71,143
  Interest expense ..........................................            55,650
  Trustees' fees ............................................            51,884
  Auditing fee ..............................................            42,919
  Miscellaneous .............................................            15,983
  Legal fees ................................................            13,847
                                                                 --------------
             Total Expenses .................................        11,628,966
             ------------------------------------------------------------------
             Net Investment Loss ............................        (9,523,637)
             ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold
  and foreign currency transactions .........................        39,776,156
 Change in net unrealized appreciation/depreciation
  of investments ............................................      (124,158,701)
                                                                 --------------
             Net Realized and Unrealized
             Loss on Investments and
             Foreign Currency Transactions ..................       (84,382,545)
             -------------------------------------------------------------------
             Net Decrease in Net Assets
             Resulting from Operations ......................      ($93,906,182)
             ===================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------
                                                                   1997            1998
                                                              -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .....................................    ($7,209,751)    ($9,523,637)
   Net realized gain on investments sold and
     foreign currency transactions .........................    228,690,007      39,776,156
   Change in net unrealized appreciation/depreciation
     of investments ........................................    (79,546,089)   (124,158,701)
                                                              -------------   -------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .....................................    141,934,167     (93,906,182)
                                                              -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.2114 and $2.5153 per share, respectively)     (4,419,042)    (43,296,619)
     Class B - ($0.2114 and $2.5153 per share, respectively)     (9,530,032)   (101,891,134)
                                                              -------------   -------------
     Total Distributions to Shareholders ...................    (13,949,074)   (145,187,753)
                                                              -------------   -------------
From Fund Share Transactions - Net: * ......................   (115,772,143)     99,275,929
                                                              -------------   -------------
Net Assets:
   Beginning of period .....................................    669,764,897     681,977,847
                                                              -------------   -------------
   End of period (including accumulated net investment
     loss of $56,172 and $49,930, respectively) ............   $681,977,847    $542,159,841
                                                              =============   =============

*Analysis of Fund Share Transactions:

                                                                          YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------
                                                                  1997                            1998
                                                      -----------------------------   -----------------------------
                                                         SHARES          AMOUNT           SHARES         AMOUNT
                                                      -------------   -------------   -------------   -------------
CLASS A
   Shares sold .....................................     50,428,036    $533,787,513      43,183,651    $418,398,045
   Shares issued to shareholders in reinvestment
     of distributions ..............................        366,196       3,727,865         947,975      36,568,238
                                                      -------------   -------------   -------------   -------------
                                                         50,794,232     537,515,378      44,131,626     454,966,283
   Less shares repurchased .........................    (55,220,616)   (590,533,419)    (26,992,214)   (414,680,052)
                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) .........................     (4,426,384)   ($53,018,041)     17,139,412     $40,286,231
                                                      =============   =============   =============   =============
CLASS B
   Shares sold .....................................     27,622,260    $276,160,925      57,762,132    $618,597,893
   Shares issued to shareholders in reinvestment
     of distributions ..............................        685,312       6,664,519       2,001,611      72,238,099
                                                      -------------   -------------   -------------   -------------
                                                         28,307,572     282,825,444      59,763,743     690,835,992
   Less shares repurchased .........................    (34,130,340)   (345,579,546)    (23,478,705)   (632,351,276)
                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) .........................     (5,822,768)   ($62,754,102)     36,285,038     $58,484,716
                                                      =============   =============   =============   =============
CLASS C**
   Shares sold .....................................             --              --          60,595        $510,679
   Less shares repurchased .........................             --              --            (700)         (5,697)
                                                      -------------   -------------   -------------   -------------
   Net increase ....................................             --              --          59,895        $504,982
                                                      =============   =============   =============   =============

** Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous year. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                               1994       1995(1)      1996        1997           1998
                                                             --------    --------    --------    --------       --------
CLASS A(7)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................     $6.47       $6.71       $9.02      $10.22         $12.35
                                                             --------    --------    --------    --------       --------
  Net Investment Loss(2) ..................................     (0.04)      (0.07)      (0.09)      (0.07)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments ..      0.28        2.38        1.29        2.41          (1.34)
                                                             --------    --------    --------    --------       --------
   Total from Investment Operations .......................      0.24        2.31        1.20        2.34          (1.42)
                                                             --------    --------    --------    --------       --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold ..................................................        --          --          --       (0.21)         (2.52)
                                                             --------    --------    --------    --------       --------
  Net Asset Value, End of Period ..........................     $6.71       $9.02      $10.22      $12.35          $8.41
                                                             ========    ========    ========    ========       ========
  Total Investment Return at Net Asset Value(3) ...........      3.59%      34.56%      13.27%      23.35%        (14.14%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ................  $131,053    $179,481    $218,497    $209,384       $179,700
  Ratio of Expenses to Average Net Assets .................      1.44%       1.38%       1.32%       1.29%(4)       1.36%(4)
  Ratio of Net Investment Loss to Average Net Assets ......     (0.71%)     (0.83%)     (0.86%)     (0.57%)        (1.02%)
  Portfolio Turnover Rate .................................        25%         23%         44%         96%           103%

CLASS B(7)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................     $6.33       $6.51       $8.70       $9.78         $11.72
                                                             --------    --------    --------    --------       --------
  Net Investment Loss(2) ..................................     (0.09)      (0.11)      (0.15)      (0.14)         (0.15)
  Net Realized and Unrealized Gain (Loss) on
    Investments ...........................................      0.27        2.30        1.23        2.29          (1.24)
                                                             --------    --------    --------    --------       --------
   Total from Investment Operations .......................      0.18        2.19        1.08        2.15          (1.39)
                                                             --------    --------    --------    --------       --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold ..................................................        --          --          --       (0.21)         (2.52)
                                                             --------    --------    --------    --------       --------
  Net Asset Value, End of Period ..........................     $6.51       $8.70       $9.78      $11.72          $7.81
                                                             ========    ========    ========    ========       ========
  Total Investment Return at Net Asset Value(3) ...........      2.80%      33.60%      12.48%      22.44%        (14.80%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ................  $283,435    $393,478    $451,268    $472,594       $361,992
  Ratio of Expenses to Average Net Assets .................      2.19%       2.11%       2.05%       2.02%(4)       2.07%(4)
  Ratio of Net Investment Loss to Average Net Assets ......     (1.46%)     (1.55%)     (1.59%)     (1.30%)        (1.73%)
  Portfolio Turnover Rate .................................        25%         23%         44%         96%           103%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                               PERIOD FROM
                                                              JUNE 1, 1998
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) to
                                                            OCTOBER 31, 1998
                                                            ----------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................      $8.96
                                                                 -------
 Net Investment Loss(2) .....................................      (0.03)
 Net Realized and Unrealized Loss on Investments ............      (1.12)
                                                                 -------
 Total from Investment Operations ...........................      (1.15)
                                                                 -------
 Net Asset Value, End of Period .............................      $7.81
                                                                 =======
 Total Investment Return at Net Asset Value(3) ..............     (12.83%)(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s Omitted) ...................       $468
 Ratio of Expenses to Average Net Assets ....................       2.11%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .........      (1.86%)(6)
 Portfolio Turnover Rate ....................................        103%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(5)   Not annualized.
(6)   Annualized.
(7) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Emerging Growth Fund on October 31, 1998. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCKS
Advertising (0.48%)
  Getty Images, Inc* .............................       212,300     $2,613,944
                                                                   ------------
Aerospace (0.51%)
  AAR Corp. ......................................       119,700      2,768,062
                                                                   ------------
Automobile/Trucks (1.14%)
  Gentex Corp.* ..................................       183,400      2,693,687
  United Rentals, Inc.* ..........................       129,000      3,466,875
                                                                   ------------
                                                                      6,160,562
                                                                   ------------
Beverages (0.25%)
  Beringer Wine Estates Holdings, Inc.
    (Class B)* ...................................        29,500      1,338,563
                                                                   ------------
Broker Services (0.66%)
  Raymond James Financial, Inc. ..................       156,087      3,580,246
                                                                   ------------
Building (0.86%)
  Crossmann Communities, Inc.* ...................       107,300      2,441,075
  D. R. Horton, Inc. .............................       140,800      2,235,200
                                                                   ------------
                                                                      4,676,275
                                                                   ------------
Business Services - Misc (14.91%)
  Abacus Direct Corp.* ...........................        77,500      3,778,125
  AnswerThink Consulting Group, Inc.* ............       200,000      3,862,500
  Boron, LePore & Associates, Inc.* ..............        50,500      1,363,500
  Charles River Associates, Inc.* ................       181,800      4,545,000
  Cognizant Technology Solutions Corp.* ..........       298,800      6,666,975
  First Consulting Group, Inc* ...................       181,200      2,978,475
  Forrester Research, Inc.* ......................       127,300      4,105,425
  Hagler Bailly, Inc.* ...........................       151,800      3,567,300
  Information Management Resources,
    Inc.* ........................................        76,600      1,800,100
  INSpire Insurance Solutions, Inc.* .............       150,000      3,750,000
  Interim Services, Inc. * .......................       174,300      3,703,875
  Lason, Inc.* ...................................        69,900      3,827,025
  Mac-Gray Corp.* ................................        34,800        348,000
  MAXIMUS, Inc.* .................................        51,700      1,499,300
  MedQuist, Inc.* ................................       108,300      2,917,331
  META Group, Inc. * .............................       210,800      5,059,200
  Metamor Worldwide, Inc.* .......................        80,000      2,055,000
  Metzler Group, Inc. (The)* .....................       131,550      5,525,100
  On Assignment, Inc.* ...........................       145,900      4,960,600
  ProBusiness Services, Inc.* ....................       115,000      4,204,688
  Professional Detailing, Inc.* ..................       102,300      2,391,263
  Profit Recovery Group International, Inc.
    (The)* .......................................       104,200      3,197,638
  Whittman-Hart, Inc.* ...........................       239,000      4,750,125
                                                                   ------------
                                                                     80,856,545
                                                                   ------------
Computers (21.09%)
  Advent Software, Inc.* .........................       130,600      4,538,350
  ARIS Corp.* ....................................       216,100      3,403,575
  Aspect Development, Inc.* ......................       165,000      5,212,977
  BARRA, Inc.* ...................................       108,900      2,872,238
  Beyond.com* ....................................       388,300      3,591,775
  BindView Development Corp.* ....................       152,500      2,745,000
  BMC Software, Inc.*  ...........................        39,000      1,874,437
  Concentric Network Corp. * .....................       145,900      3,538,075
  Dell Computer Corp.* ...........................        30,000      1,968,750
  Dendrite International, Inc.* ..................       164,100      3,384,562
  Digital River, Inc.* ...........................        83,400        917,400
  E*TRADE Group, Inc.* ...........................       200,000      3,600,000
  EarthLink Network, Inc.* .......................        68,900      2,652,650
  Entrust Technologies, Inc.* ....................       148,800      2,473,800
  Exodus Communications, Inc.* ...................       124,200      3,943,350
  Fundtech, Ltd.* ................................       277,800      3,785,025
  HNC Software, Inc.*  ...........................        80,000      2,690,000
  Hyperion Solutions Corp.* ......................        90,820      2,724,600
  IDX Systems Corp.* .............................        81,400      3,449,325
  Infoseek Corp.* ................................        59,600      1,761,925
  International Integration, Inc.* ...............        20,600        309,000
  International Network Services, Inc.* ..........       109,000      4,632,500
  Manhattan Associates, Inc. * ...................       129,500      2,072,000
  MicroStrategy Inc. (Class A)* ..................        34,000        828,750
  National Computer Systems, Inc. ................       158,000      4,424,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Computers (continued)
  National Instruments Corp.* ...................        126,050     $3,450,619
  Network Appliance, Inc.* ......................        111,800      6,121,050
  PeopleSoft, Inc.* .............................         40,000        847,500
  PSINet, Inc.* .................................        100,000      1,443,750
  RealNetworks, Inc.*  ..........................        108,200      3,644,988
  SCM Microsystems, Inc.* .......................         79,100      3,757,250
  SEI Investments Co. ...........................         17,000      1,408,875
  SOFTWORKS, Inc.* ..............................        272,300      1,191,313
  Sterling Commerce, Inc.* ......................         46,323      1,632,886
  Symantec Corp.* ...............................        150,700      2,411,200
  Verio,  Inc.* .................................        180,800      2,508,600
  VeriSign, Inc.* ...............................        168,200      5,161,638
  Visio Corp.* ..................................        102,500      2,729,063
  Wind River Systems, Inc.* .....................        106,100      4,648,506
                                                                   ------------
                                                                    114,351,302
                                                                   ------------
Containers (0.16%)
  Ivex Packaging Corp.* .........................         50,000        884,375
                                                                   ------------
Electronics (6.36%)
  ATMI, Inc.* ...................................        220,900      3,037,375
  DuPont Photomasks, Inc.* ......................         60,000      2,175,000
  Flextronics International, Ltd.* ..............         97,500      5,063,906
  KLA-Tencor Corp.* .............................         50,000      1,843,750
  L-3 Communications Holdings, Inc.* ............         21,400        920,200
  Level One Communications, Inc.* ...............        180,225      4,742,168
  Micrel, Inc.* .................................         70,900      2,330,838
  Novellus Systems, Inc.* .......................        103,900      4,032,619
  PMC-Sierra, Inc. (Canada)* ....................         78,800      3,536,150
  Rambus, Inc.* .................................         66,000      4,316,816
  Semtech Corp.* ................................        103,600      2,466,975
                                                                   ------------
                                                                     34,465,797
                                                                   ------------
Finance (2.17%)
  AmeriCredit Corp.* ............................        150,200      2,008,925
  Financial Federal Corp.* ......................        131,000      3,053,938
  Medallion Financial Corp. .....................        270,800      4,806,700
  Price (T. Rowe) Associates, Inc. ..............         39,500      1,404,719
  TeleBanc Financial Corp.* .....................         27,800        507,350
                                                                   ------------
                                                                     11,781,632
                                                                   ------------
Food (0.69%)
  American Italian Pasta Co. (Class A)* .........        163,200      3,753,600
                                                                   ------------
Funeral Services & Related (0.65%)
  Carriage Services, Inc. (Class A)* ............        152,100      3,555,337
                                                                   ------------
Insurance (2.00%)
  Ace, Ltd. (Bermuda)  ..........................         37,800      1,280,475
  Capital Re Corp. ..............................        133,600      2,446,550
  Executive Risk, Inc. ..........................         61,500      2,921,250
  Hartford Life, Inc. (Class A) .................         30,600      1,415,250
  Horace Mann Educators Corp. ...................         96,800      2,770,900
                                                                   ------------
                                                                     10,834,425
                                                                   ------------
Leasing Companies (0.55%)
  Rollins Truck Leasing Corp. ...................        254,450      2,957,981
                                                                   ------------
Leisure (3.71%)
  Cinar Films, Inc. (Class B) (Canada)* .........        256,400      5,416,450
  Family Golf Centers, Inc.* ....................        112,600      2,371,638
  Premier Parks, Inc.* ..........................        189,800      4,211,188
  Silverleaf Resorts, Inc.* .....................        135,300      1,598,231
  Steiner Leisure, Ltd.* ........................        169,100      4,121,813
  Travel Services International, Inc.* ..........        117,000      2,369,250
                                                                   ------------
                                                                     20,088,570
                                                                   ------------
Linen Supply & Related (0.42%)
  G & K Services, Inc. (Class A) ................         50,000      2,287,500
                                                                   ------------
Machinery (0.64%)
  Applied Power, Inc. (Class A) .................        126,800      3,494,925
                                                                   ------------
Media (3.74%)
  Adelphia Communications Corp.
    (Class A)* ..................................        149,400      5,621,175
  Clear Channel Communications, Inc.* ...........         56,414      2,570,363
  Harte-Hanks, Inc. .............................        141,800      3,447,512
  Heftel Broadcasting Corp. (Class A)* ..........         73,000      3,002,125
  Network Event Theater, Inc.* ..................        685,200      2,954,925
  Petersen Cos., Inc. (The) (Class A)* ..........        100,000      2,656,250
                                                                   ------------
                                                                     20,252,350
                                                                   ------------
Medical (7.40%)
  Alkermes, Inc.* ...............................        106,100      2,068,950
  American Healthcorp, Inc.* ....................         88,100        869,987
  Elan Corp., PLC American Depositary
    Receipts (Ireland)* .........................         30,000      2,101,875
  Gilead Sciences, Inc.* ........................         70,600      2,003,275
  Hanger Orthopedic Group, Inc.* ................        180,700      3,568,825
  HCR Manor Care, Inc.* .........................         50,950      1,655,875
  Health Management Associates, Inc.
    (Class A)* ..................................         82,428      1,468,249
  Human Genome Sciences, Inc.* ..................         51,000      1,765,875
  IDEC Pharmaceuticals Corp.* ...................         96,700      2,888,912
  IMPATH, Inc.* .................................        101,100      3,096,187
  MiniMed, Inc.* ................................         59,000      3,274,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Medical (continued)
  Ocular Sciences, Inc.* ........................        115,300     $2,896,913
  PAREXEL International Corp.* ..................        103,400      2,281,263
  Perclose, Inc.* ...............................         75,000      1,790,625
  Renal Care Group, Inc.* .......................        112,200      3,267,825
  Res-Care, Inc.* ...............................        166,550      3,684,919
  Ventana Medical Systems, Inc.* ................         77,200      1,428,200
                                                                   ------------
                                                                     40,112,255
                                                                   ------------
Metal (0.54%)
  CompX International, Inc.* ....................        119,600      2,302,300
  NCI Building Systems, Inc.* ...................         28,400        614,150
                                                                   ------------
                                                                      2,916,450
                                                                   ------------
Oil & Gas (3.59%)
  Core Laboratories N.V. (Netherlands)* .........        156,800      3,537,800
  Cross Timbers Oil Co. .........................         57,600        828,000
  Dril-Quip, Inc.* ..............................         89,900      1,887,900
  J. Ray McDermott, S.A. * ......................         46,700      1,465,213
  National-Oilwell, Inc.* .......................        146,500      2,325,687
  Newfield Exploration Co.* .....................         75,200      1,828,300
  Stone Energy Corp.*  ..........................        108,700      3,491,988
  Tuboscope, Inc.* ..............................        136,200      1,685,475
  Veritas DGC, Inc.* ............................        129,000      2,402,625
                                                                   ------------
                                                                     19,452,988
                                                                   ------------
Pollution Control (1.07%)
  Eastern Environmental Services, Inc.* .........        154,000      4,273,500
  Newpark Resources, Inc.* ......................        161,200      1,521,325
                                                                   ------------
                                                                      5,794,825
                                                                   ------------
Printing - Commercial (0.91%)
  Consolidated Graphics, Inc.* ..................         55,000      2,609,062
  Mail-Well, Inc.* ..............................        178,800      2,335,575
                                                                   ------------
                                                                      4,944,637
                                                                   ------------
Real Estate Operations (0.55%)
  Central Parking Corp. .........................         70,500      2,956,594
                                                                   ------------
Retail (11.53%)
  99 Cents Only Stores* .........................         96,250      4,451,562
  Abercrombie & Fitch Co. (Class A)* ............         68,200      2,706,687
  Buckle, Inc. (The)*  ..........................        114,900      2,082,562
  CSK Auto Corp.* ...............................        143,000      3,726,937
  CVS Corp. .....................................         60,000      2,741,250
  Dominick's Supermarkets, Inc.* ................         91,600      4,471,225
  Duane Reade, Inc.* ............................        103,000      3,978,375
  Eagle Hardware & Garden, Inc.* ................        168,500      3,917,625
  Ethan Allen Interiors, Inc. ...................         77,500      2,664,062
  Furniture Brands International, Inc.* .........        116,800      2,511,200
  Garden Fresh Restaurant Corp.* ................         85,300      1,370,131
  Genovese Drug Stores, Inc. (Class A) ..........        140,280      3,103,695
  Hibbett Sporting Goods, Inc.* .................        161,300      4,365,181
  Linens `N Things, Inc.* .......................        145,000      4,485,938
  O'Reilly Automotive, Inc.* ....................         80,000      3,130,000
  Saks, Inc.* ...................................        125,600      2,857,400
  Stage Stores, Inc.*  ..........................        155,700      2,063,025
  Starbucks Corp.* ..............................         53,300      2,311,888
  Whole Foods Market, Inc.* .....................         55,000      2,203,438
  Wild Oats Markets, Inc.* ......................        137,600      3,388,400
                                                                   ------------
                                                                     62,530,581
                                                                   ------------
Schools/Education (0.61%)
  Strayer Education, Inc. .......................         96,750      3,289,500
                                                                   ------------
Telecommunications (4.73%)
  Carrier Access Corp.* .........................        130,000      2,502,500
  Crown Castle International Corp.* .............        163,700      2,107,637
  Global TeleSystems Group, Inc.* ...............         79,100      3,168,944
  ICG Communications, Inc.* .....................         87,200      1,803,950
  Metromedia Fiber Network, Inc.
    (Class A)* ..................................        164,400      6,226,650
  NEXTLINK Communications, Inc.
    (Class A)* ..................................         73,600      1,886,000
  Qwest Communications International,
    Inc.* .......................................         45,089      1,764,107
  Tellabs, Inc.* ................................         45,000      2,475,000
  Transaction Network Services, Inc.* ...........         40,000      1,095,000
  WinStar Communications, Inc.* .................         97,800      2,640,600
                                                                   ------------
                                                                     25,670,388
                                                                   ------------
Textile (0.82%)
  Cutter & Buck, Inc.* ..........................        170,200      4,425,200
                                                                   ------------
Transport (2.08%)
  ASA Holdings, Inc. ............................         61,500      2,206,312
  Carey International, Inc.* ....................        121,600      2,173,600
  MotivePower Industries, Inc.* .................        166,200      4,227,712
  Westinghouse Air Brake Co. ....................        125,400      2,696,100
                                                                   ------------
                                                                     11,303,724
                                                                   ------------
Waste Disposal Service & Equip (1.16%)
  Allied Waste Industries, Inc.* ................        168,560      3,645,110
  Waste Connections, Inc.* ......................        139,100      2,642,900
                                                                   ------------
                                                                      6,288,010
                                                                   ------------
                             TOTAL COMMON STOCKS
                             (Cost $412,643,832)          (95.98%)  520,387,143
                                                       ---------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

PREFERRED STOCK
Oil & Gas (0.22%)
  Cross Timbers Oil Co. .........................         34,400     $1,173,900
                                                                   ------------
                             TOTAL PREFERRED STOCK
                                   (Cost $605,740)         (0.22%)    1,173,900
                                                    ------------   ------------
                               TOTAL COMMON STOCKS
                               AND PREFERRED STOCK
                               (Cost $413,249,572)        (96.20%)  521,561,043
                                                    ------------   ------------

                                        INTEREST       PAR VALUE
                                          RATE      (000s OMITTED)
                                          ----      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.23%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury Bond,
   7.125%, due 02-15-23 and
   U.S. Treasury Notes, 6.25%,
   due 01-31-02 thru 02-28-02)
   -- Note A.........................         5.38%      $17,511     17,511,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35%                                                      825
                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS         (3.23%)   17,511,825
                                                         -------   ------------
                                 TOTAL INVESTMENTS        (99.43%)  539,072,868
                                                         -------   ------------
                 OTHER ASSETS AND LIABILITIES, NET         (0.57%)    3,086,973
                                                         -------   ------------
                                  TOTAL NET ASSETS       (100.00%) $542,159,841
                                                         =======   ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Emerging Growth Fund (the "Fund") and John Hancock Global Technology Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of Class C shares effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      On March 10, 1998 the Board of Trustees of the Fund voted to split the shares four for one, effective May 1, 1998. All per share amounts and net asset values have been restated to reflect the stock split.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance outstanding during the year amounted to $23,451,606. The interest rate was in the range of 5.94% thru 6.25%. At October 31, 1998, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $405,078. Out of this amount, $61,937 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $232,353 was paid as sales commissions to unrelated broker-dealers and $110,788 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $920,000.

      Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.0% of the lesser of the current market value at the time of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1998, there was no contingent deferred sales charges paid to JH Funds.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had an unrealized appreciation of $4,976.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $637,184,044 and $704,507,982, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

      The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $431,089,387. Gross unrealized appreciation and depreciation of investments aggregated $142,879,430 and $34,896,774, respectively, resulting in net unrealized appreciation of $107,982,656.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments and foreign currency transactions of $23,844,404, a decrease in accumulated net investment loss of $9,529,879 and an increase in capital paid-in of $14,314,525. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the fund's use of the the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Series Trust --
John Hancock Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Emerging Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Emerging Growth Fund portfolio of John Hancock Series Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1998.

      The Fund has designated distributions to shareholders of $168,931,911 as a capital gain dividend.

      None of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Emerging Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             6000A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                     Global
                                 Technology Fund

                                OCTOBER 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                      -------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 BARRY J. GORDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                          AMERICAN FUND ADVISORS, INC.
                                1415 KELLUM PLACE
                              GARDEN CITY, NY 11530

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                      -------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

    Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

    Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

    Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

    There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                BY BARRY GORDON AND MARC KLEE, PORTFOLIO MANAGERS

                                  John Hancock
                             Global Technology Fund

                Weakening global economy hurts technology stocks;
                       late rally signals renewed optimism

It was a volatile 12 months for most technology stocks, although they showed dramatic improvement at the end of the period. A sense of unease lingered over the group from the outset last November, not only because of continued economic turmoil in Asia, but because of concerns that the region's weakness could spread throughout the world. As multinational concerns with a fair amount of their revenues generated abroad, some technology companies proved vulnerable to slowing global economic growth and were among the market's worst performers throughout much of the year. Added to concerns about Asia were other global worries, including the near-collapse of Russia, hedge fund losses, ongoing currency and fiscal policy problems in Brazil and a potential U.S. recession. A few technology stocks -- namely the very large and the Internet-related -- were able to shrug off the malaise for quite some time, although even many of those eventually succumbed in the summer to all the clouds that hung over the group.

    During the final month of the Fund's fiscal year, however, conditions turned decidedly more favorable. When the Federal Reserve Board cut interest rates for the second time in three weeks on October 15, the market's mood shifted dramatically and investors started buying tech stocks at what were viewed as bargain prices. Later, large technology companies such as IBM, Intel and Microsoft reported better-than-expected third-quarter earnings, which provided further steam for the tech stock rally.

"...some technology companies proved vulnerable to slowing global economic growth..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Global Technology Fund. Caption below reads "Fund management team members (l-r): "Barry Gordan, Marc Klee and Alan Loewenstein."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Global Technology Fund

"We saw solid performance from our computer hardware holdings..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is First America Online 6.3%, the second is Microsoft 5.2%, the third Cisco Systems 5.0%, the fourth EMC Corp. 4.9% and the fifth Dell Computer 4.5%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

Performance review

For the year ended October 31, 1998, John Hancock Global Technology Fund's Class A and Class B shares posted total returns of 3.95% and 3.20%, respectively, at net asset value. For the same period, the average science and technology fund returned 10.01%, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

    The main reason for the Fund's lag was our smaller-than-average stake in Internet-related stocks. Although America Online proved to be a terrific winner for us during the year -- as well as being our top holding -- we had previously sold or avoided most other Internet companies. That's because we felt that they had reached prices that were too high given their current earnings stream. What's more, Internet stocks have a high degree of volatility relative to other segments of the technology group, so we thought they would be hurt more than other sectors during a market downturn. Befuddling as it was, that proved not to be the case and investors kept up their love affair with Internet stocks despite the rest of the sector's sell-off.

Leaders and laggards

We saw solid performance from our computer hardware holdings during the past year, with many coming on particularly strong during the final months of the period. In contrast to the first half of the year, when personal computer inventory was excessive, the second half was marked by declining inventories and firm PC sales. That helped boost the price of Dell Computer, which posted record sales and revenues. Another of our best performers was Compaq Computer, in which we re-initiated a position due to its ability to better manage inventory and react more nimbly to falling computer component prices. We had sold out of Compaq entirely last fall due to our concerns about the company's increased inventory backlog. But in addition to working on its inventory problems, Compaq's partnership with Tandy and its acquisition of Digital Equipment Corporation should help position it as a strong competitor, as customers move toward one-stop shopping of computers and related equipment. EMC Corp. was buoyed by a number of factors, including the growing realization of the importance of storage producers in solving problems connected to the year 2000. Also, investors recognized the company's evolution from a strictly hardware storage company to a combination hardware/software provider. This was a significant shift, because software carries higher profit margins and has more predictable recurring sales.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is America Online followed by an up arrow with the phrase "Ad sales, membership climb." The second listing is EMC Corp. followed by an up arrow with the phrase "Growing revenues from software." The third listing is Computer Associates International followed by a down arrow with the phrase "Software sales slow." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Global Technology Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 3.95% Total return for John Hancock Global Technology Fund Class A. The second bar represents the 3.20% total return for John Hancock Global Technology Fund Class B. The third bar represents the 10.01% total return for Average science and technology fund. A note below the chart reads "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

    We also saw good recent performance from companies that make computer peripherals, such as Seagate Technology and Quantum, which have bounced back from their late-summer bottoms. Finally, Microsoft continued its impressive climb, despite the U.S. Department of Justice lawsuit against it. We will continue to monitor these events closely and make adjustments as we see fit.

    Other software companies, however, proved disappointing. After bringing us some of our best gains in the first half, Computer Associates International tumbled when it warned investors that sales could lag as corporations divert technology spending away from software into solving the problems presented by the year 2000. Worries over slower software sales also dragged down BMC Software and PeopleSoft, the latter of which we recently sold. In response to growing concerns that software spending will slow in the face of year 2000 spending, we cut our holdings in software companies in favor of hardware-oriented companies and Internet-related companies that we could buy at reasonable prices.

Outlook

We have a relatively bullish outlook for technology stocks. Other than a handful of very well-known companies - such as Microsoft, America Online and Dell - most technology stocks have underperformed the overall stock market during the past three years. The consequence of this lagging performance is that tech stock prices currently are very attractive, given their earnings growth rates. Another thing going for tech companies is that their fundamentals have remained reasonably strong. Even though economic growth has slowed, tech companies continue to grow much more rapidly than the economy as a whole. In our view, there's a reasonable likelihood that certain areas of the world will start to show improved economic strength. That's not to say that Asia, for example, will have a vigorous rebound, but we do believe that odds favor economic improvement rather than further deterioration. We believe that the winners in such an environment won't be confined to large-company stocks, as they have been over the past year or so.

"...tech stock prices currently are very attractive, given their earnings growth rates."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                               ONE       FIVE        TEN
                                              YEAR       YEARS      YEARS
                                              ----       -----      -----
Cumulative Total Returns                     (14.94%)   95.24%      248.27%
Average Annual Total Returns                 (14.94%)   14.32%       13.29%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                                    SINCE
                                                           ONE     INCEPTION
                                                          YEAR     (1/3/94)
                                                          ----     --------
Cumulative Total Returns                                (15.14%)    94.48%
Average Annual Total Returns                            (15.14%)    15.07%

================================================================================

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Global Technology Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $51,737 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on October 31, 1988, before sales charge, and is equal to $38,952 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $37,001 as of October 31, 1998.

Line chart with the heading John Hancock Global Technology Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $26,192 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Globla Technology Fund on January 3, 1994, before sales charge, and is equal to $20,912 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $20,712 as of October 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks and units (cost - $147,806,961) ............      $238,966,963
   Preferred stocks (cost - $500,000) .......................           500,000
   Bonds (cost - $477,707) ..................................           556,750
   Joint repurchase agreement (cost - $24,112,000) ..........        24,112,000
   Corporate savings account ................................               146
                                                                   ------------
                                                                    264,135,859
  Receivable for investments sold ...........................           468,222
  Receivable for shares sold ................................         2,025,586
  Interest receivable .......................................            53,984
  Other assets ..............................................            24,435
                                                                   ------------
                    Total Assets ............................       266,708,086
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         2,033,951
  Payable for options written ...............................             8,438
  Payable for shares repurchased ............................            87,207
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           252,245
  Accounts payable and accrued expenses .....................            68,845
                                                                   ------------
                    Total Liabilities .......................         2,450,686
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       171,153,910
  Accumulated net realized gain on investments
   and written options ......................................         1,870,644
  Net unrealized appreciation of investments
   and written options ......................................        91,250,595
  Accumulated net investment loss ...........................           (17,749)
                                                                   ------------
                    Net Assets ..............................      $264,257,400
                    ===========================================================
Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
    interest outstanding - unlimited number of
    shares authorized with no par value)
  Class A - $186,258,658 / 6,545,634 ........................            $28.46
  =============================================================================
  Class B - $77,998,742 / 2,857,947 .........................            $27.29
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($28.46 x 105.26%) ..............................            $29.96
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ...................................................       $1,203,406
  Dividends ..................................................          138,356
                                                                   ------------
                                                                      1,341,762
                                                                   ------------
  Expenses:
   Investment management fee - Note B ........................        2,007,313
   Distribution and service fee - Note B
     Class A .................................................          550,500
     Class B .................................................          702,848
   Transfer agent fee - Note B ...............................          727,352
   Administrative fee - Note B ...............................          100,000
   Registration and filing fees ..............................           69,382
   Custodian fee .............................................           62,288
   Auditing fee ..............................................           32,500
   Printing ..................................................           27,696
   Trustees' fees ............................................           19,160
   Miscellaneous .............................................            7,265
   Legal fees ................................................            3,610
                                                                   ------------
                    Total Expenses ...........................        4,309,914
                    -----------------------------------------------------------
                    Net Investment Loss ......................       (2,968,152)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ......................        3,469,867
  Net realized gain on written options .......................          225,117
  Change in net unrealized appreciation/depreciation
   of investments ............................................        7,783,193
  Change in net unrealized appreciation/depreciation
   of written options ........................................            9,863
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments
                    and Written Options ......................       11,488,040
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................       $8,519,888
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                                                    -----------------------------
                                                                                        1997             1998
                                                                                    ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .........................................................     ($2,689,254)     ($2,968,152)
   Net realized gain on investments sold and options ...........................      33,306,242        3,694,984
   Change in net unrealized appreciation/depreciation of investments and options      14,690,362        7,793,056
                                                                                    ------------     ------------
     Net Increase in Net Assets Resulting from Operations ......................      45,307,350        8,519,888
                                                                                    ------------     ------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and options
     Class A - ($1.2268 and $2.4026 per share, respectively) ...................      (7,748,777)     (15,029,298)
     Class B - ($1.2268 and $2.4026 per share, respectively) ...................      (2,500,738)      (5,391,394)
                                                                                    ------------     ------------
     Total Distributions to Shareholders .......................................     (10,249,515)     (20,420,692)
                                                                                    ------------     ------------
From Fund Share Transactions - Net:* ...........................................      (2,117,351)      26,258,682
                                                                                    ------------     ------------
Net Assets:
   Beginning of period .........................................................     216,959,038      249,899,522
                                                                                    ------------     ------------
   End of period (including accumulated net investment loss of
     $18,783 and $17,749, respectively) ........................................    $249,899,522     $264,257,400
                                                                                    ============     ============

*Analysis of Fund Share Transactions:

                                                                                         YEAR ENDED OCTOBER 31,
                                                                      -----------------------------------------------------------
                                                                                  1997                          1998
                                                                      ----------------------------   ----------------------------
                                                                         SHARES          AMOUNT         SHARES          AMOUNT
                                                                      ------------   -------------   ------------   -------------
CLASS A
   Shares sold .....................................................     8,298,098    $225,310,630      6,227,786    $173,844,000
   Shares issued to shareholders in reinvestment of distributions ..       234,834       6,232,474        496,541      12,219,872
                                                                      ------------   -------------   ------------   -------------
                                                                         8,532,932     231,543,104      6,724,327     186,063,872
   Less shares repurchased .........................................    (8,844,846)   (240,557,015)    (6,302,628)   (176,502,102)
                                                                      ------------   -------------   ------------   -------------
   Net increase (decrease) .........................................      (311,914)    ($9,013,911)       421,699      $9,561,770
                                                                      ============   =============   ============   =============
CLASS B
   Shares sold .....................................................     1,368,919     $37,796,650      2,014,046     $55,031,614
   Shares issued to shareholders in reinvestment of distributions ..        84,278       2,180,266        197,814       4,698,077
                                                                      ------------   -------------   ------------   -------------
                                                                         1,453,197      39,976,916      2,211,860      59,729,691
   Less shares repurchased .........................................    (1,213,498)    (33,080,356)    (1,615,363)    (43,032,779)
                                                                      ------------   -------------   ------------   -------------
   Net increase ....................................................       239,699      $6,896,560        596,497     $16,696,912
                                                                      ============   =============   ============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,           PERIOD FROM       YEAR ENDED OCTOBER 31,
                                               --------------------------------    JANUARY 1, 1996 TO   ----------------------
                                                 1993       1994         1995      OCTOBER 31, 1996(7)    1997          1998
                                               -------    -------      --------    -------------------  --------      --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......   $14.94     $17.45        $17.84           $24.51          $25.79        $30.05
                                               -------    -------      --------         --------        --------      --------
  Net Investment Loss .......................    (0.21)     (0.22)(1)     (0.22)(1,2)      (0.14)(1)       (0.27)(1)     (0.28)(1)
  Net Realized and Unrealized Gain on
     Investments and Options ................     4.92       1.87          8.53             1.42            5.76          1.09
                                               -------    -------      --------         --------        --------      --------
      Total from Investment Operations ......     4.71       1.65          8.31             1.28            5.49          0.81
                                               -------    -------      --------         --------        --------      --------

  Less Distributions:
  Distributions from Net Realized Gain on
    Investments Sold and Options ............    (2.20)     (1.26)        (1.64)              --           (1.23)        (2.40)
                                               -------    -------      --------         --------        --------      --------
  Net Asset Value, End of Period ............   $17.45     $17.84        $24.51           $25.79          $30.05        $28.46
                                               =======    =======      ========         ========        ========      ========
  Total Investment Return at Net Asset
    Value (6) ...............................    32.06%      9.62%        46.53%            5.22%(9)       21.90%         3.95%
  Total Adjusted Investment Return at Net
    Asset Value (6) .........................       --         --         46.41%(3)           --              --            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..  $41,749    $52,193      $155,001         $166,010        $184,048      $186,259
  Ratio of Expenses to Average Net Assets ...     2.10%      2.16%         1.67%(2)         1.57%(8)        1.51%         1.50%
  Ratio of Net Investment Loss to Average
    Net Assets ..............................    (1.49%)    (1.25%)       (0.89%)(2)       (0.68%)(8)      (0.95%)       (0.97%)
  Portfolio Turnover Rate ...................       86%        67%           70%              64%            104%           86%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,     PERIOD FROM       YEAR ENDED OCTOBER 31,
                                                          -----------------------  JANUARY 1, 1996 TO   ---------------------
                                                            1994          1995     OCTOBER 31, 1996(7)    1997        1998
                                                          -------        -------   -------------------  -------     -------
CLASS B(4)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................    $17.24(5)      $17.68         $24.08          $25.20      $29.12
                                                          -------        -------        -------         -------     -------
  Net Investment Loss (1) .............................     (0.35)         (0.39)(2)      (0.28)          (0.45)      (0.45)
  Net Realized and Unrealized Gain on Investments
    and Options .......................................      2.05           8.43           1.40            5.60        1.02
                                                          -------        -------        -------         -------     -------
   Total from Investment Operations ...................      1.70           8.04           1.12            5.15        0.57
                                                          -------        -------        -------         -------     -------
  Less Distributions:
  Distributions from Net Realized Gain on
    Investments Sold and Options ......................     (1.26)         (1.64)            --           (1.23)      (2.40)
                                                          -------        -------        -------         -------     -------
  Net Asset Value, End of Period ......................    $17.68         $24.08         $25.20          $29.12      $27.29
                                                          =======        =======        =======         =======     =======
  Total Investment Return at Net Asset Value (6) ......     10.02%(9)      45.42%          4.65%(9)       21.04%       3.20%
  Total Adjusted Investment Return at Net Asset
    Value (6) .........................................        --          45.30%(3)         --              --          --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............    $9,324        $35,754        $50,949         $65,851     $77,999
  Ratio of Expenses to Average Net Assets .............      2.90%(8)       2.41%(2)       2.27%(8)        2.21%       2.20%
  Ratio of Net Investment Loss to Average Net Assets ..     (1.98%)(8)     (1.62%)(2)     (1.38%)(8)      (1.65%)     (1.67%)
  Portfolio Turnover Rate .............................        67%            70%            64%            104%         86%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively.
(3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4) Class B shares commenced operations on January 3, 1994.
(5) Initial price to commence operations.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(7) Effective October 31, 1996 the fiscal period end changed from December 31 to October 31.
(8) Annualized.
(9) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on October 31, 1998. It's divided into four main categories: common stocks and units, preferred stocks, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

COMMON STOCKS AND UNITS
Aerospace/Aircraft Equipment (2.70%)
   United Technologies Corp. .....................      75,000        $7,143,750
                                                                     -----------
Computer - Graphics (1.62%)
   Cadence Design Systems, Inc.*  ................     200,000         4,275,000
                                                                     -----------
Computer - Internet Services (10.59%)
   America Online, Inc.* .........................     130,000        16,518,125
   E*TRADE Group, Inc.* ..........................     130,000         2,340,000
   EarthLink Network, Inc.* ......................      60,000         2,310,000
   Exodus Communications, Inc.* ..................      75,000         2,381,250
   Fvc.com, Inc.* ................................     100,000           850,000
   N2K, Inc.* ....................................     100,000           493,750
   RealNetworks, Inc.* ...........................      50,000         1,684,375
   Sportsline USA, Inc.* .........................     100,000         1,406,250
                                                                     -----------
                                                                      27,983,750
                                                                     -----------
Computer - Local Networks (8.88%)
   3Com Corp.* ...................................      50,000         1,803,125
   Ascend Communications, Inc.* ..................     175,000         8,443,750
   Cisco Systems, Inc.* ..........................     210,000        13,230,000
                                                                     -----------
                                                                      23,476,875
                                                                     -----------
Computer - Memory Devices (8.11%)
   EMC Corp.* ....................................     200,000        12,875,000
   Network Appliance, Inc.* ......................      60,000         3,285,000
   Quantum Corp.* ................................     150,000         2,625,000
   Seagate Technology, Inc.* .....................     100,000         2,637,500
                                                                     -----------
                                                                      21,422,500
                                                                     -----------
Computer - Mini/Macro (7.16%)
   Compaq Computer Corp. .........................     224,900         7,112,462
   Dell Computer Corp.* ..........................     180,000        11,812,500
                                                                     -----------
                                                                      18,924,962
                                                                     -----------
Computer - Services (3.35%)
   Fund Tech, Ltd.* (Israel) .....................     103,000        $1,403,375
   Mercury Interactive Corp.* ....................     115,000         4,772,500
   Novell, Inc.* .................................     150,000         2,231,250
   SOFTWORKS, Inc.* ..............................     100,000           437,500
                                                                     -----------
                                                                       8,844,625
                                                                     -----------
Computer - Software (25.63%)
   BEA Systems, Inc.* ............................     150,000         2,939,070
   BMC Software, Inc.* ...........................     125,000         6,007,812
   CBT Group Plc*American Depositary
     Receipt (ADR) (Ireland) .....................      35,700           426,169
   Computer Associates International, Inc. .......     200,000         7,875,000
   Compuware Corp.* ..............................     100,000         5,418,750
   HNC Software, Inc.* ...........................     100,000         3,362,500
   Information Management Associates,
     Inc.* .......................................     130,500           725,906
   JDA Software Group, Inc.* .....................     100,000           950,000
   Keane, Inc.* ..................................     100,000         3,325,000
   Lernout & Hauspie Speech Products
     N.V.* (Belgium) .............................      50,000         1,981,250
   Microsoft Corp.* ..............................     130,000        13,763,750
   Networks Associates, Inc.* ....................     160,000         6,800,000
   Parametric Technology Corp.* ..................     175,000         2,909,375
   Synopsys, Inc.* ...............................      60,000         2,715,000
   Unisys Corp.* .................................     200,000         5,325,000
   Wang Laboratories, Inc.* ......................     150,000         3,206,250
                                                                     -----------
                                                                      67,730,832
                                                                     -----------
Electronics - Components Misc. (2.27%)
   SCI Systems, Inc* .............................     100,000         3,950,000
   Sanmina Corp.* ................................      50,000         2,050,000
                                                                     -----------
                                                                       6,000,000
                                                                     -----------
Electronics - Products Misc. (0.11%)
   Microwave Power Devices, Inc.* ................      90,000           286,875
                                                                     -----------
Electronics - Semiconductor Components (7.75%)
   Altera Corp.* .................................      75,000         3,121,875
   Analog Devices, Inc.* .........................     125,000         2,484,375
   Applied Materials, Inc.* ......................     120,000         4,162,500
   Cypress Semiconductor Corp.* ..................     210,000         2,336,250
   NeoMagic Corp.* ...............................     100,000         1,675,000
   Novellus Systems, Inc.* .......................     110,000         4,269,375
   Vitesse Semiconductor Corp.* ..................      75,000         2,418,750
                                                                     -----------
                                                                      20,468,125
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Medical - Home & Outpatient (0.00%)
   Laser Medical Corp.*(r) .......................     491,800               $50
                                                                    ------------
Telecommunications - Equipment (2.80%)
   C-Grams Unlimited, Inc.*(r) ...................     160,000           480,000
   Globecomm Systems, Inc.* ......................     131,904           577,078
   Globecomm Systems, Inc.* (R) ..................     101,802           412,298
   Intelect Communications, Inc.* ................     225,000           632,813
   Metromedia Fiber Network, Inc.
     (Class A)* ..................................     106,000         4,014,750
   NorthEast Optic Network, Inc.* ................      75,000           459,375
   PairGain Technologies, Inc.* ..................     100,000           821,880
                                                                    ------------
                                                                       7,398,194
                                                                    ------------
Telecommunications - Services (6.27%)
   Allegiance Telecom, Inc.* .....................      90,000         1,029,375
   China Telecom, Ltd.* (ADR) (Hong Kong) ........      10,200           388,875
   Esat Telecom Group Plc* (ADR) (Ireland) .......      18,700           565,675
   Global Crossing, Ltd.* ........................     100,000         2,875,000
   MCI WorldCom, Inc.* ...........................      50,000         2,762,500
   Primus Telecommunications Group,
     Inc. * ......................................     300,000         3,318,750
   Qwest Communications International,
     Inc.* .......................................      75,000         2,934,375
   WinStar Communications, Inc.* .................     100,000         2,700,000
                                                                    ------------
                                                                      16,574,550
                                                                    ------------
Transport - Airline (3.00%)
   AMR Corp.* ....................................      70,000         4,690,000
   UAL Corp.* ....................................      50,000         3,246,875
                                                                    ------------
                                                                       7,936,875
                                                                    ------------
UNITS
Electronics - Components Misc. (0.19%)
   Digital LAVA, Inc.*(r) ........................          50           500,000
                                                                    ------------
   TOTAL COMMON STOCKS AND UNITS
              (Cost $147,806,961) ................      (90.43%)     238,966,963
                                                       -------      ------------

PREFERRED STOCKS
Medical - Home & Outpatient (0.19%)
   Laser Medical Corp.*(r) .......................     500,000          $500,000
                                                                    ------------
          TOTAL PREFERRED STOCKS
                  (Cost $500,000) ................       (0.19%)         500,000
                                                       -------      ------------

                                                    PAR VALUE
                                 INTEREST   CREDIT    (000s
                                   RATE    RATING**  OMITTED)
                                   ----    --------  --------
BONDS
Transport - Air Freight (0.21%)
  Piedmont Aviation, Inc.
   Equip Tr Cert 1988
   Ser F 03-28-09...............  10.35%      B+       $500              556,750
                                                                    ------------
                                       TOTAL BONDS
                                   (Cost $477,707)    (0.21%)            556,750
                                                     -------        ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.12%)
   Investment in a joint repurchase
     agreement transaction with
     HSBC Securities, Inc. -
     dated 10-30-98, due 11-02-98
     (Secured by U.S. Treasury Bond,
     7.125%, due 02-15-23 and U.S.
     Treasury Notes, 6.250%, due
     01-31-02 thru 02-28-02)
    -- Note A...................   5.38              24,112           24,112,000
Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.35%................                                      146
                                                                    ------------
                      TOTAL SHORT-TERM INVESTMENTS    (9.12%)         24,112,146
                                                    -------         ------------
                                 TOTAL INVESTMENTS   (99.95%)        264,135,859
                                                    -------         ------------
                 OTHER ASSETS AND LIABILITIES, NET    (0.05%)            121,541
                                                    -------         ------------
                                   TOTAL NETASSETS  (100.00%)       $264,257,400
                                                    =======         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $412,298 as of October 31, 1998. See Note A of the Notes to Financial Statements for valuation policy.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                          MARKET
                                                        VALUE AS A     MARKET
                                                        PERCENTAGE    VALUE AT
                              ACQUISITION  ACQUISITION   OF FUND'S   OCTOBER 31,
ISSUER, DESCRIPTION              DATE         COST      NET ASSETS      1998
-------------------              ----         ----      ----------      ----
C-Grams Unlimited, Inc. -
   Common Stock............    03-24-98     $480,000      0.18%       $480,000
Digital LAVA, Inc. -
   Unit....................    02-11-98      500,000       0.19        500,000
Laser Medical Corp. -
   Common Stock ...........    01-12-98           50       0.00             50
   Preferred Stock.........    01-12-98      500,000       0.19        500,000
                                                           ----     ----------
                                                           0.56%    $1,480,050
                                                           ====     ==========

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Global Technology Fund (the "Fund") and John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of foreign and U.S. companies that rely extensively on technology in their product development or operations.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated in to U.S. dollars based on London currency exhange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworth-iness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

   Written option transactions for the year ended October 31, 1998 were as follows:

OUTSTANDING, BEGINNING OF PERIOD               --        $--
                                           ------    --------
   OPTIONS WRITTEN                          1,150     243,417
   OPTIONS EXERCISED                       (1,000)   (225,117)
                                           ------    --------
OUTSTANDING, END OF PERIOD                    150     $18,300
                                           ======    ========

Written options outstanding at October 31, 1998, were as follows:

                    EXPIRATION DATE/              CURRENT
WRITTEN OPTION        STRIKE PRICE      COST       VALUE
--------------        ------------      ----       -----
Bea Systems, Inc.       DEC 98/25      $18,300    $8,438
                                       =======    ======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $336,061. Out of this amount, $54,632 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $212,441 was paid as sales commissions to unrelated broker-dealers and $68,988 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $176,159.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

JHMLICo. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,687.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $203,614,226 and $207,732,493, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (excluding the corporate savings account), for federal income tax purposes was $173,317,790. Gross unrealized appreciation and depreciation of investments aggregated $102,388,609 and $11,570,686, respectively, resulting in net unrealized appreciation of $90,817,923.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,382,423, a decrease in accumulated net investment loss of $2,969,186 and a decrease in capital paid-in of $1,586,763. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                   John Hancock Funds - Global Technology Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Series Trust --
John Hancock Global Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Global Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the indicated periods prior to the year ended October 31, 1997 were audited by other auditors whose report dated December 12, 1996 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Global Technology Fund portfolio of John Hancock Series Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 1998.

   None of the distributions qualify for the dividends received deduction available to corporations.

   The Fund has designated distributions to shareholders of $21,804,811 as capital gain dividends.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of distributions for calendar year 1998.

================================================================================

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   This report is for the information of shareholders of the John Hancock
Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                                          12/98

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